As filed with the Securities and Exchange Commission on January 4, 2008
SEC File No. 333-148195
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
Form S-1

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Clearwire Corporation
(Exact name of registrant as specified in its charter)

Delaware	4899	56-2408571
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

4400 Carillon Point
Kirkland, Washington 98033
(425) 216-7600
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Broady R. Hodder
Vice President and General Counsel
Clearwire Corporation
4400 Carillon Point
Kirkland, Washington 98033
(425) 216-7600
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:
Marcus J. Williams
Ryan J. York
Davis Wright Tremaine LLP
1201 Third Avenue
Suite 2200
Seattle, Washington 98101
Tel. (206) 622-3150
Fax (206) 757-7700

Approximate date of commencement of proposed sale to the public:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box:  ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

This Amendment No. 1 is being filed solely for the purpose of filing exhibits to the Registration Statement on Form S-1 (File No. 333-148195) and no changes or additions are being made hereby to the preliminary prospectus which forms part of the Registration Statement or to Items 13, 14, 15, 16(b) or 17 of Part II of the Registration Statement. Accordingly, the preliminary prospectus and Items 13, 14, 15, 16(b) and 17 of Part II of the Registration Statement have been omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules.

3.1	Fourth Amended and Restated Certificate of Incorporation of Clearwire Corporation (Incorporated herein by reference to Exhibit 3.1 of Amendment Number 4 to Clearwire Corporation’s Registration Statement on Form S-1 filed February 20, 2007).
3.2	Amended and Restated Bylaws (Incorporated herein by reference to Exhibit 3.2 of Amendment Number 4 to Clearwire Corporation’s Registration Statement on Form S-1 filed February 20, 2007).
4.1	Form of stock certificate for Class A common stock (Incorporated herein by reference to Exhibit 4.1 of Amendment Number 4 to Clearwire Corporation’s Registration Statement on Form S-1 filed February 20, 2007).
4.2	Amended and Restated Stockholders Agreement dated March 16, 2004 among Clearwire Corporation and the parties thereto (Incorporated herein by reference to Exhibit 4.2 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
4.3	Registration Rights Agreement dated November 13, 2003 among Flux U.S. Corporation, Clearwire Holdings, Inc. and Hispanic Information and Telecommunications Network, Inc (Incorporated herein by reference to Exhibit 4.3 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
4.4	Registration Rights Agreement dated March 16, 2004 among Clearwire Corporation and the parties thereto (Incorporated herein by reference to Exhibit 4.4 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
4.5	Registration Rights Agreement dated August 5, 2005 among Clearwire Corporation and certain buyers of the Senior Secured Notes (Incorporated herein by reference to Exhibit 4.5 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
4.6	Investor Rights Agreement dated August 29, 2006 among Clearwire Corporation, Intel Pacific, Inc. and Motorola, Inc. (Incorporated herein by reference to Exhibit 4.6 of Amendment Number 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
4.7	Securities Purchase Agreement dated August 5, 2005 among Clearwire Corporation and the buyers of the Senior Secured Notes, as amended February 16, 2006 (Incorporated herein by reference to Exhibit 4.7 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
4.8	Indenture dated August 5, 2005 among Clearwire Corporation, Clearwire LLC, Fixed Wireless Holdings, LLC, NextNet Wireless, Inc. and The Bank of New York, as Trustee, as supplemented February 16, 2006. (Incorporated by reference to Exhibit 4.8 to Clearwire Corporation’s Registration Statement or Form S-1 filed July 5, 2007).
4.9	Form of Senior Secured Note, due 2010 (Incorporated herein by reference to Exhibit 4.9 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
4.10	Form of Warrant (Incorporated herein by reference to Exhibit 4.10 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
5.1	Form of Opinion of Davis Wright Tremaine LLP.
9.1	Voting Agreement dated August 29, 2006 between Clearwire Corporation, Intel Pacific, Inc., Intel Capital Corporation and Eagle River Holdings, LLC (Incorporated herein by reference to Exhibit 9.1 of Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.1	Advisory Services Agreement dated November 13, 2003 between Flux U.S. Corporation and COM Holdings, LLC (Incorporated herein by reference to Exhibit 10.1 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).

10.2	Indemnification Agreement dated November 13, 2003 among Flux Fixed Wireless, LLC and Flux U.S. Corporation (Incorporated herein by reference to Exhibit 10.2 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.3	Form of Indemnification Agreement (Incorporated herein by reference to Exhibit 10.3 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.4	Letter Agreement dated April 1, 2004 between Clearwire Corporation and Ben Wolff (Incorporated herein by reference to Exhibit 10.4 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.5	Letter Agreement dated April 26, 2004 between Clearwire Corporation and Nicolas Kauser (Incorporated herein by reference to Exhibit 10.5 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.6	Letter Agreement dated April 27, 2004 between Clearwire Corporation and R. Gerard Salemme (Incorporated herein by reference to Exhibit 10.6 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.7	Employment Agreement dated June 28, 2004 between Clearwire Corporation and Perry Satterlee (Incorporated herein by reference to Exhibit 10.7 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.8	Letter Agreement dated March 2, 2005 between Clearwire Corporation and John Butler (Incorporated herein by reference to Exhibit 10.8 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.9	Clearwire Corporation 2003 Stock Option Plan, as amended (Incorporated herein by reference to Exhibit 10.9 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.10	Agreement dated March 5, 2003 among Nextel Communications, Inc., Digital Radio, LLC and Craig O. McCaw (Incorporated herein by reference to Exhibit 10.10 of Amendment Number 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.11	Amendment to Agreement dated March 5, 2003, dated October 3, 2003, among Nextel Communications, Inc., Digital Radio, L.L.C. and Craig O. McCaw (Incorporated herein by reference to Exhibit 10.11 of Amendment Number 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.12	Agreement and Undertaking dated November 13, 2003 between Flux U.S. Corporation and Craig O. McCaw (Incorporated herein by reference to Exhibit 10.12 of Amendment Number 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.13	Master Spectrum Acquisition Agreement dated November 13, 2003 between Flux U.S. Corporation and Hispanic Information and Telecommunications Network, Inc (Incorporated herein by reference to Exhibit 10.13 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.14	First Addendum and Amendment to the Master Spectrum Acquisition Agreement dated March 29, 2004 between Clearwire Corporation and Hispanic Information and Telecommunications Network, Inc. (Incorporated herein by reference to Exhibit 10.14 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.15	ITFS Capacity Use and Royalty Agreement dated November 13, 2003 between Hispanic Information and Telecommunications Network, Inc. and Fixed Wireless Holdings, LLC (Incorporated herein by reference to Exhibit 10.15 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.16	Spectrum Access and Loan Facility Agreement dated May 24, 2005 among Clearwire Corporation, Hispanic Information and Telecommunications Network, Inc. and HITN Spectrum, LLC (Incorporated herein by reference to Exhibit 10.16 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).

10.17	Warrant Agreement dated November 13, 2003 by and between Flux U.S. Corporation and ITFS Spectrum Advisors LLC (Incorporated herein by reference to Exhibit 10.17 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.18	Letter Agreement dated March 29, 2004 from Clearwire Corporation to ITFS Spectrum Advisors LLC (Incorporated herein by reference to Exhibit 10.18 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.19	Spectrum Acquisition Consulting Agreement dated February 1, 2005 by and between Clearwire Corporation and ITFS Spectrum Consultants LLC (Incorporated herein by reference to Exhibit 10.19 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.20	Letter Agreement dated February 1, 2005 from Clearwire Corporation to ITFS Spectrum Consultants LLC (Incorporated herein by reference to Exhibit 10.20 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.21	Amendment and Consent dated February 1, 2005 between Clearwire Corporation to ITFS Spectrum Advisors LLC and ITFS Spectrum Consultants LLC (Incorporated herein by reference to Exhibit 10.21 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.22	Second Amendment and Consent dated April 26, 2006, by and among Clearwire Corporation and ITFS Spectrum Consultants LLC (Incorporated herein by reference to Exhibit 10.22 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.23	Spectrum Option Agreement dated March 29, 2004 between Clearwire Corporation and Hispanic Information and Telecommunications Network, Inc. (Incorporated herein by reference to Exhibit 10.23 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.24	EBS Capacity Use and Royalty Agreement dated September 15, 2005 between Hispanic Information and Telecommunications Network, Inc. and Clearwire Spectrum Holdings LLC. (Incorporated herein by reference to Exhibit 10.24 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.25	Form of Subscription Agreement dated August 18, 2006 (Incorporated herein by reference to Exhibit 10.25 of Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.26	Market Operation, Spectrum Lease and Sublicense Agreement dated October 22, 2004 by and among the Sprint subsidiaries listed on Schedule R-1 and Fixed Wireless Holdings, LLC (Incorporated herein by reference to Exhibit 10.26 of Amendment No. 6 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.27	Subscription Agreement dated March 8, 2005 between Clearwire Corporation and Bell Canada (Incorporated herein by reference to Exhibit 10.29 of Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.28	Master Supply Agreement dated March 16, 2005 among Clearwire Corporation, Clearwire LLC, Bell Canada and BCE Nexxia Corporation (Incorporated herein by reference to Exhibit 10.30 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.29	Side Agreement dated March 16, 2005 between Clearwire Corporation, Eagle River Holdings, LLC and Bell Canada (Incorporated herein by reference to Exhibit 10.31 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.30	Credit Agreement dated July 19, 2005 between Clearwire Corporation and Bell Canada, as amended February 2006 (Incorporated herein by reference to Exhibit 10.32 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.31	Security Agreement dated July 19, 2005 between Clearwire Corporation and Bell Canada (Incorporated herein by reference to Exhibit 10.33 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).

10.32	Movable Hypothec Agreement dated July 19, 2005 between Clearwire Corporation and Bell Canada (Incorporated herein by reference to Exhibit 10.34 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.33	Subscription Agreement dated June 30, 2006 between Motorola, Inc. and the Clearwire Corporation (Incorporated herein by reference to Exhibit 10.46 of Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.34	Side Agreement dated June 30, 2006 between Motorola, Inc. and the Clearwire Corporation (Incorporated herein by reference to Exhibit 10.47 of Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.35	Amended and Restated Limited Liability Company Agreement dated July 12, 2006, between Clearwire US LLC and Shichinin LLC (Incorporated herein by reference to Exhibit 10.48 of Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.36	Common Stock Purchase Agreement dated June 28, 2006 between Clearwire Corporation and Intel Pacific, Inc. (Incorporated herein by reference to Exhibit 10.51 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.37	Mobile Wimax Network Collaboration Agreement dated June 28, 2006 between Clearwire Corporation and Intel Corporation (Incorporated herein by reference to Exhibit 10.52 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.38	Stock Purchase Agreement dated June 30, 2006 between Motorola, Inc., Clearwire Corporation and NextNet Wireless, Inc. (Incorporated herein by reference to Exhibit 10.53 of Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.39	Clearwire Corporation 2007 Annual Performance Bonus Plan (Incorporated herein by reference to Exhibit 10.54 of Amendment No. 2 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 30, 2007).
10.40	Wireless Broadband System Services Agreement dated August 29, 2006 between Motorola and Clearwire US LLC (Incorporated herein by reference to Exhibit 10.55 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.41	Wireless Broadband System Infrastructure Agreement dated August 29, 2006 between Motorola and Clearwire US LLC (Incorporated herein by reference to Exhibit 10.56 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.42	Wireless Broadband CPE Supply Agreement dated August 29, 2006 between Motorola and Clearwire US LLC (Incorporated herein by reference to Exhibit 10.57 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.43	Side Letter Agreement dated June 28, 2006 between Intel Pacific, Inc., Eagle River Holdings, LLC and Clearwire Corporation (Incorporated herein by reference to Exhibit 10.58 of Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.44	Master Royalty and Use Agreement dated July 31, 2006 between Clearwire Spectrum Holdings II LLC, Chicago Instructional Technology Foundation, Inc., Denver Area Educational Telecommunications Consortium, Inc., Instructional Telecommunications Foundation, Inc., North American Catholic Educational Programming Foundation, Inc., Portland Regional Educational Telecommunications Corporation, Twin Cities Schools Telecommunications Group, Inc., and other licensees who may become parties to the agreement (Incorporated herein by reference to Exhibit 10.59 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.45	Master Royalty and Use Agreement dated October 4, 2006 between Clearwire Spectrum Holdings II LLC and Hispanic Information and Telecommunications Network, Inc. (Incorporated herein by reference to Exhibit 10.60 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).

10.46	Educational Broadband Service Long Term De Facto Transfer Lease Agreement dated December 22, 2006 (Incorporated herein by reference to Exhibit 10.63 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.47	Office Lease Agreement dated October 12, 2006, between Carillon Properties (Landlord) and Clearwire Corporation (Tenant) (Incorporated herein by reference to Exhibit 10.64 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.48	Securities Purchase Agreement dated December 7, 2005 among BASA Holding Iberia S.L.U., Clearwire Corporation and Clearwire Europe S.A.R.L (Incorporated herein by reference to Exhibit 10.65 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.49	Investment Agreement, dated December 7, 2005, by and between Banda Ancha S.A., BASA Holding Iberia S.L.U. and Clearwire Europe S.A.R.L. (Incorporated herein by reference to Exhibit 10.66 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.50	Indemnification Agreement dated December 7, 2005 among BASA Holding Iberia S.L.U., Clearwire Corporation and Clearwire Europe S.A.R.L. (Incorporated herein by reference to Exhibit 10.67 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.51	Clearwire Corporation 2007 Stock Compensation Plan (Incorporated herein by reference to Exhibit 10.70 of Amendment No. 2 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 30, 2007).
10.52	Stock and Asset Purchase Agreement by and among BellSouth Corporation, Clearwire Spectrum Holdings II LLC, Clearwire Corporation and AT&T Inc. dated as of February 15, 2007 Plan (Incorporated herein by reference to Exhibit 10.71 of Amendment No. 4 to Clearwire Corporation’s Registration Statement on Form S-1 filed February 20, 2007).
10.53	Credit Agreement among Clearwire Corporation, the several lenders from time to time parties hereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets, Inc., as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Syndication Agent and Morgan Stanley Senior Funding, Inc., as Administrative Agent, dated as of July 3, 2007 (Incorporated by reference to Exhibit 10.1 to Clearwire Corporation’s Form 8-K filed July 5, 2007).
10.54	Form of Stock Option Agreement (Incorporated by reference to Exhibit 10.54 to Clearwire Corporation’s Post-Effective Amendment No. 1 to Registration Statement on Form S-1 filed November 15, 2007).
10.55	Form of Restricted Stock Client Award Agreement (Incorporated by reference to Exhibit 10.55 to Clearwire Corporation’s Post-Effective Amendment No. 1 to Registration Statement on Form S-1 filed November 15, 2007).
21.1	List of subsidiaries (Incorporated herein by reference to Exhibit 21.1 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
23.1	Consent of Deloitte & Touche LLP.
23.2	Consent of Davis Wright Tremaine LLP (included in Exhibit 5.1).
24.1	Powers of Attorney (included in signature pages).*

**	Flux U.S. Corporation changed its name to Clearwire Corporation effective February 24, 2004, and as a result all references to Flux U.S. Corporation in this index are now to Clearwire Corporation.

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Amendment No. 1 to Registration Statement signed on its behalf by the undersigned, thereunto duly authorized, in Kirkland, Washington, on this 4th day of January 2008.

Clearwire Corporation

By:	/s/ John A. Butler
Name: John A. Butler

Title:	Chief Financial Officer

Signature	Title

* Craig O. McCaw	Chairman of the Board

* Benjamin G. Wolff	Director (Principal Executive Officer)

* John A. Butler	Chief Financial Officer (Principal Financial Officer)

* Robert DeLucia	Chief Accounting Officer (Principal Accounting Officer)

* Nicolas Kauser	Director

* R. Gerard Salemme	Director

David Perlmutter	Director

* Peter L. S. Currie	Director

* Richard Emerson	Director

Arvind Sodhani	Director

Michael J. Sabia	Director

Signature		Title

* Stuart M. Sloan		Director

* Michelangelo A. Volpi		Director

*By:	/s/ John A. Butler John A. Butler Attorney-In-Fact

EXHIBIT INDEX

3.1	Fourth Amended and Restated Certificate of Incorporation of Clearwire Corporation (Incorporated herein by reference to Exhibit 3.1 of Amendment Number 4 to Clearwire Corporation’s Registration Statement on Form S-1 filed February 20, 2007).
3.2	Amended and Restated Bylaws (Incorporated herein by reference to Exhibit 3.2 of Amendment Number 4 to Clearwire Corporation’s Registration Statement on Form S-1 filed February 20, 2007).
4.1	Form of stock certificate for Class A common stock (Incorporated herein by reference to Exhibit 4.1 of Amendment Number 4 to Clearwire Corporation’s Registration Statement on Form S-1 filed February 20, 2007).
4.2	Amended and Restated Stockholders Agreement dated March 16, 2004 among Clearwire Corporation and the parties thereto (Incorporated herein by reference to Exhibit 4.2 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
4.3	Registration Rights Agreement dated November 13, 2003 among Flux U.S. Corporation, Clearwire Holdings, Inc. and Hispanic Information and Telecommunications Network, Inc (Incorporated herein by reference to Exhibit 4.3 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
4.4	Registration Rights Agreement dated March 16, 2004 among Clearwire Corporation and the parties thereto (Incorporated herein by reference to Exhibit 4.4 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
4.5	Registration Rights Agreement dated August 5, 2005 among Clearwire Corporation and certain buyers of the Senior Secured Notes (Incorporated herein by reference to Exhibit 4.5 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
4.6	Investor Rights Agreement dated August 29, 2006 among Clearwire Corporation, Intel Pacific, Inc. and Motorola, Inc. (Incorporated herein by reference to Exhibit 4.6 of Amendment Number 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
4.7	Securities Purchase Agreement dated August 5, 2005 among Clearwire Corporation and the buyers of the Senior Secured Notes, as amended February 16, 2006 (Incorporated herein by reference to Exhibit 4.7 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
4.8	Indenture dated August 5, 2005 among Clearwire Corporation, Clearwire LLC, Fixed Wireless Holdings, LLC, NextNet Wireless, Inc. and The Bank of New York, as Trustee, as supplemented February 16, 2006. (Incorporated by reference to Exhibit 4.8 to Clearwire Corporation’s Registration Statement on Form S-1 filed July 5, 2005).
4.9	Form of Senior Secured Note, due 2010 (Incorporated herein by reference to Exhibit 4.9 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
4.10	Form of Warrant (Incorporated herein by reference to Exhibit 4.10 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
5.1	Form of Opinion of Davis Wright Tremaine LLP.
9.1	Voting Agreement dated August 29, 2006 between Clearwire Corporation, Intel Pacific, Inc., Intel Capital Corporation and Eagle River Holdings, LLC (Incorporated herein by reference to Exhibit 9.1 of Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.1	Advisory Services Agreement dated November 13, 2003 between Flux U.S. Corporation and COM Holdings, LLC (Incorporated herein by reference to Exhibit 10.1 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.2	Indemnification Agreement dated November 13, 2003 among Flux Fixed Wireless, LLC and Flux U.S. Corporation (Incorporated herein by reference to Exhibit 10.2 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.3	Form of Indemnification Agreement (Incorporated herein by reference to Exhibit 10.3 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.4	Letter Agreement dated April 1, 2004 between Clearwire Corporation and Ben Wolff (Incorporated herein by reference to Exhibit 10.4 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).

10.5	Letter Agreement dated April 26, 2004 between Clearwire Corporation and Nicolas Kauser (Incorporated herein by reference to Exhibit 10.5 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.6	Letter Agreement dated April 27, 2004 between Clearwire Corporation and R. Gerard Salemme (Incorporated herein by reference to Exhibit 10.6 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.7	Employment Agreement dated June 28, 2004 between Clearwire Corporation and Perry Satterlee (Incorporated herein by reference to Exhibit 10.7 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.8	Letter Agreement dated March 2, 2005 between Clearwire Corporation and John Butler (Incorporated herein by reference to Exhibit 10.8 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.9	Clearwire Corporation 2003 Stock Option Plan, as amended (Incorporated herein by reference to Exhibit 10.9 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.10	Agreement dated March 5, 2003 among Nextel Communications, Inc., Digital Radio, LLC and Craig O. McCaw (Incorporated herein by reference to Exhibit 10.10 of Amendment Number 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.11	Amendment to Agreement dated March 5, 2003, dated October 3, 2003, among Nextel Communications, Inc., Digital Radio, L.L.C. and Craig O. McCaw (Incorporated herein by reference to Exhibit 10.11 of Amendment Number 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.12	Agreement and Undertaking dated November 13, 2003 between Flux U.S. Corporation and Craig O. McCaw (Incorporated herein by reference to Exhibit 10.12 of Amendment Number 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.13	Master Spectrum Acquisition Agreement dated November 13, 2003 between Flux U.S. Corporation and Hispanic Information and Telecommunications Network, Inc (Incorporated herein by reference to Exhibit 10.13 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.14	First Addendum and Amendment to the Master Spectrum Acquisition Agreement dated March 29, 2004 between Clearwire Corporation and Hispanic Information and Telecommunications Network, Inc. (Incorporated herein by reference to Exhibit 10.14 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.15	ITFS Capacity Use and Royalty Agreement dated November 13, 2003 between Hispanic Information and Telecommunications Network, Inc. and Fixed Wireless Holdings, LLC (Incorporated herein by reference to Exhibit 10.15 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.16	Spectrum Access and Loan Facility Agreement dated May 24, 2005 among Clearwire Corporation, Hispanic Information and Telecommunications Network, Inc. and HITN Spectrum, LLC (Incorporated herein by reference to Exhibit 10.16 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.17	Warrant Agreement dated November 13, 2003 by and between Flux U.S Corporation and ITFS Spectrum Advisors LLC (Incorporated herein by reference to Exhibit 10.17 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.18	Letter Agreement dated March 29, 2004 from Clearwire Corporation to ITFS Spectrum Advisors LLC (Incorporated herein by reference to Exhibit 10.18 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.19	Spectrum Acquisition Consulting Agreement dated February 1, 2005 by and between Clearwire Corporation and ITFS Spectrum Consultants LLC (Incorporated herein by reference to Exhibit 10.19 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.20	Letter Agreement dated February 1, 2005 from Clearwire Corporation to ITFS Spectrum Consultants LLC (Incorporated herein by reference to Exhibit 10.20 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).

10.21	Amendment and Consent dated February 1, 2005 between Clearwire Corporation to ITFS Spectrum Advisors LLC and ITFS Spectrum Consultants LLC (Incorporated herein by reference to Exhibit 10.21 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.22	Second Amendment and Consent dated April 26, 2006, by and among Clearwire Corporation and ITFS Spectrum Consultants LLC (Incorporated herein by reference to Exhibit 10.22 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.23	Spectrum Option Agreement dated March 29, 2004 between Clearwire Corporation and Hispanic Information and Telecommunications Network, Inc. (Incorporated herein by reference to Exhibit 10.23 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.24	EBS Capacity Use and Royalty Agreement dated September 15, 2005 between Hispanic Information and Telecommunications Network, Inc. and Clearwire Spectrum Holdings LLC. (Incorporated herein by reference to Exhibit 10.24 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.25	Form of Subscription Agreement dated August 18, 2006 (Incorporated herein by reference to Exhibit 10.25 of Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.26	Market Operation, Spectrum Lease and Sublicense Agreement dated October 22, 2004 by and among the Sprint subsidiaries listed on Schedule R-1 and Fixed Wireless Holdings, LLC (Incorporated herein by reference to Exhibit 10.26 of Amendment No. 6 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.27	Subscription Agreement dated March 8, 2005 between Clearwire Corporation and Bell Canada (Incorporated herein by reference to Exhibit 10.29 of Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.28	Master Supply Agreement dated March 16, 2005 among Clearwire Corporation, Clearwire LLC, Bell Canada and BCE Nexxia Corporation (Incorporated herein by reference to Exhibit 10.30 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.29	Side Agreement dated March 16, 2005 between Clearwire Corporation, Eagle River Holdings, LLC and Bell Canada (Incorporated herein by reference to Exhibit 10.31 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.30	Credit Agreement dated July 19, 2005 between Clearwire Corporation and Bell Canada, as amended February 2006 (Incorporated herein by reference to Exhibit 10.32 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.31	Security Agreement dated July 19, 2005 between Clearwire Corporation and Bell Canada (Incorporated herein by reference to Exhibit 10.33 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.32	Movable Hypothec Agreement dated July 19, 2005 between Clearwire Corporation and Bell Canada (Incorporated herein by reference to Exhibit 10.34 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.33	Subscription Agreement dated June 30, 2006 between Motorola, Inc. and the Clearwire Corporation (Incorporated herein by reference to Exhibit 10.46 of Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.34	Side Agreement dated June 30, 2006 between Motorola, Inc. and the Clearwire Corporation (Incorporated herein by reference to Exhibit 10.47 of Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.35	Amended and Restated Limited Liability Company Agreement dated July 12, 2006, between Clearwire US LLC and Shichinin LLC (Incorporated herein by reference to Exhibit 10.48 of Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.36	Common Stock Purchase Agreement dated June 28, 2006 between Clearwire Corporation and Intel Pacific, Inc. (Incorporated herein by reference to Exhibit 10.51 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.37	Mobile Wimax Network Collaboration Agreement dated June 28, 2006 between Clearwire Corporation and Intel Corporation (Incorporated herein by reference to Exhibit 10.52 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).

10.38	Stock Purchase Agreement dated June 30, 2006 between Motorola, Inc., Clearwire Corporation and NextNet Wireless, Inc. (Incorporated herein by reference to Exhibit 10.53 of Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.39	Clearwire Corporation 2007 Annual Performance Bonus Plan (Incorporated herein by reference to Exhibit 10.54 of Amendment No. 2 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 30, 2007).
10.40	Wireless Broadband System Services Agreement dated August 29, 2006 between Motorola and Clearwire US LLC (Incorporated herein by reference to Exhibit 10.55 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.41	Wireless Broadband System Infrastructure Agreement dated August 29, 2006 between Motorola and Clearwire US LLC (Incorporated herein by reference to Exhibit 10.56 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.42	Wireless Broadband CPE Supply Agreement dated August 29, 2006 between Motorola and Clearwire US LLC (Incorporated herein by reference to Exhibit 10.57 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.43	Side Letter Agreement dated June 28, 2006 between Intel Pacific, Inc., Eagle River Holdings, LLC and Clearwire Corporation (Incorporated herein by reference to Exhibit 10.58 of Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.44	Master Royalty and Use Agreement dated July 31, 2006 between Clearwire Spectrum Holdings II LLC, Chicago Instructional Technology Foundation, Inc., Denver Area Educational Telecommunications Consortium, Inc., Instructional Telecommunications Foundation, Inc., North American Catholic Educational Programming Foundation, Inc., Portland Regional Educational Telecommunications Corporation, Twin Cities Schools Telecommunications Group, Inc., and other licensees who may become parties to the agreement (Incorporated herein by reference to Exhibit 10.59 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.45	Master Royalty and Use Agreement dated October 4, 2006 between Clearwire Spectrum Holdings II LLC and Hispanic Information and Telecommunications Network, Inc. (Incorporated herein by reference to Exhibit 10.60 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.46	Educational Broadband Service Long Term De Facto Transfer Lease Agreement dated December 22, 2006 (Incorporated herein by reference to Exhibit 10.63 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.47	Office Lease Agreement dated October 12, 2006, between Carillon Properties (Landlord) and Clearwire Corporation (Tenant) (Incorporated herein by reference to Exhibit 10.64 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.48	Securities Purchase Agreement dated December 7, 2005 among BASA Holding Iberia S.L.U., Clearwire Corporation and Clearwire Europe S.A.R.L (Incorporated herein by reference to Exhibit 10.65 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.49	Investment Agreement, dated December 7, 2005, by and between Banda Ancha S.A., BASA Holding Iberia S.L.U. and Clearwire Europe S.A.R.L. (Incorporated herein by reference to Exhibit 10.66 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.50	Indemnification Agreement dated December 7, 2005 among BASA Holding Iberia S.L.U., Clearwire Corporation and Clearwire Europe S.A.R.L. (Incorporated herein by reference to Exhibit 10.67 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.51	Clearwire Corporation 2007 Stock Compensation Plan (Incorporated herein by reference to Exhibit 10.70 of Amendment No. 2 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 30, 2007).
10.52	Stock and Asset Purchase Agreement by and among BellSouth Corporation, Clearwire Spectrum Holdings II LLC, Clearwire Corporation and AT&T Inc. dated as of February 15, 2007 Plan (Incorporated herein by reference to Exhibit 10.71 of Amendment No. 4 to Clearwire Corporation’s Registration Statement on Form S-1 filed February 20, 2007).

10.53	Credit Agreement among Clearwire Corporation, the several lenders from time to time parties hereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets, Inc., as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Syndication Agent and Morgan Stanley Senior Funding, Inc., as Administrative Agent, dated as of July 3, 2007 (Incorporated by reference to Exhibit 10.1 to Clearwire Corporation’s Form 8-K filed July 5, 2007).
10.54	Form of Stock Option Agreement (Incorporated by reference to Exhibit 10.54 to Clearwire Corporation’s Post-Effective Amendment No. 1 to Registration Statement on Form S-1 filed November 15, 2007).
10.55	Form of Restricted Stock Unit Award Agreement (Incorporated by reference to Exhibit 10.55 to Clearwire Corporation’s Post-Effective Amendment No. 1 to Registration Statement on Form S-1 filed November 15, 2007).
21.1	List of subsidiaries (Incorporated herein by reference to Exhibit 21.1 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
23.1	Consent of Deloitte & Touche LLP
23.2	Consent of Davis Wright Tremaine LLP (included in Exhibit 5.1)
24.1	Powers of Attorney (included in signature pages)*

**	Flux U.S. Corporation changed its name to Clearwire Corporation effective February 24, 2004, and as a result all references to Flux U.S. Corporation in this index are now to Clearwire Corporation.

*	Previously filed.